                                                              EXHIBIT 12
                             HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH VALUES

It is impossible to illustrate  exactly how a Policy will perform in the future.  However,  you can illustrate how the Policy works and may be able to better  compare a Policy  with other life  insurance  plans,  using  hypothetical  illustrations  based on the  personal characteristics  of the  Insured(s)  as well as  certain  assumptions  about the  future.  You can also do this by  requesting  from us personalized  hypothetical  illustrations  based on: (a) the Age(s) of the  Insured(s);  (b) the tobacco  usage class and expected risk class(es) of the Insured(s);  (c) the gender of the Insured(s),  where permitted; (d) the Face Amount you seek or the amount of Premium you intend to pay; and (e) applicable cost of insurance charges.

The  hypothetical  illustrations  that follow show the changes in the Death  Benefit,  Account  Value and Cash Value over time based on certain assumptions.  All values are provided as of the end of each Policy Year shown.  The assumptions used are as follows:

1.       Hypothetical  average  annual  gross  rates of return  in the  Portfolios  of 0%, 6% and 12%.  Of  course,  actual  investment performance is not a constant rate. If the  hypothetical  gross rate of return were to fluctuate  above or below the 0%, 6% or
         12% average  over a period of years,  the Death  Benefit,  Account  Value and Cash Value may be  different.  For  hypothetical rates of return of 0% and 6%, the illustrations  will indicate if a Policy would lapse.  HYPOTHETICAL  RATES OF RETURN ARE FOR
         ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE.

2.       Hypothetical  constant expense ratios of 1.23% for the Portfolios.  The total annual expenses for the underlying  mutual funds are shown in the section entitled "Variable  Investment  Options." The 1.23% hypothetical  expense ratio is the average of the actual total annual  expenses for all available  Portfolios as of December 31, 2000.  Certain of the Portfolios  have not been in existence for a full year and,  therefore,  the total annual  expenses for those  Portfolios are estimated and  annualized.
         The 1.23%  hypothetical  expense  ratio,  when deducted from the  hypothetical  average  annual gross rates of return equals a hypothetical average annual net rate of return of -1.23%, 4.77% and 10.77%, respectively.

3.       The  mortality and expense risk charge  assessed  against the assets in the Separate  Account at an annualized  rate of 0.90%.
         The charge for  administrative  expenses  connected with operating the Separate  Account is 0.25% per year. It is also assumed that there is no tax charge assessed against the Separate Account.

4.       The charges  under the  Policy,  including  the cost of  insurance  charges  that  differ by gender,  tobacco  usage class and attained age. It is assumed that there are no transfer fees  applicable.  The hypothetical  illustrations  are presented based on both the current and guaranteed cost of insurance charges.

5.       There are no loans,  loan repayments,  withdrawals,  accelerated death benefit payments or amounts paid to maintain the Policy in effect during a grace period.  The hypothetical values will include Cash Value Credits, if applicable.

6.       The Age(s) and, where applicable,  gender of the Insured(s) shown in each  illustration.  The cost of insurance charges differ based on the age(s) of the Insured(s) on the Policy Date and, where permitted by law, the gender of the Insured(s).

7.       The Insured(s)  is/are eligible for the no tobacco use class.  For each gender and age  classification,  the cost of insurance rate for the "No Tobacco Use" classification is .35% lower than the rate for the "Tobacco Usage" classification.

8.       The  Insured(s)  is/are  considered  to be in the preferred  risk class.  If the Insured  is/are placed in a substandard  risk class,  the values for the Death Benefit will differ;  however,  the  applicable  Account Value and Cash Value will not differ because the risk classification does not impact charges under the Policy.

9.       The Premium and Face Amount are as shown in each illustration.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
----------------------------------------------------------------------------------------------------------------------------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $55,346               55                 Male           Single Life             0%              No Usage
                                                                                                     (-1.23% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,087             $21,587             $51,776            $23,986            $21,486            $51,559
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,207             20,832              48,454              23,002            20,627              48,028
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,357             20,107              45,361              22,049            19,799              44,736
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,538             19,538              42,482              21,125            19,125              41,667
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 20,747             18,997              39,801              20,229            18,479              38,807
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 19,985             18,485              37,305              19,361            17,861              36,140
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,249             17,999              34,981              18,520            17,270              33,655
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 18,540             17,540              32,818              17,704            16,704              31,338
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 17,855             17,105              30,806              16,912            16,162              29,179
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,195             17,195              28,934              16,144            16,144              27,166
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                16,666             16,666              27,369              15,501            15,501              25,456
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,153             16,153              25,904              14,864            14,864              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                15,655             15,655              25,000              14,202            14,202              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                15,171             15,171              25,000              13,505            13,505              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                14,701             14,701              25,000              12,768            12,768              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                14,244             14,244              25,000              11,978            11,978              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                13,801             13,801              25,000              11,123            11,123              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                13,371             13,371              25,000              10,186            10,186              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                12,954             12,954              25,000              9,145              9,145              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                12,548             12,548              25,000              7,977              7,977              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                10,690             10,690              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                9,087               9,087              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                7,703               7,703              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $55,346               55                 Male           Single Life             6%              No Usage
                                                                                                     (4.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,533             $23,033             $54,885            $25,426            $22,926            $54,654
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,079             23,704              54,451              25,849            23,474              53,971
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 26,636             24,386              54,043              26,269            24,019              53,298
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,206             25,206              53,662              26,685            24,685              52,634
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 27,789             26,039              53,310              27,096            25,346              51,979
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 28,386             26,886              52,986              27,500            26,000              51,333
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 28,995             27,745              52,691              27,898            26,648              50,697
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 29,619             28,619              52,429              28,285            27,285              50,069
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 30,256             29,506              52,201              28,661            27,911              49,449
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                30,908             30,908              52,009              29,024            29,024              48,838
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                31,781             31,781              52,190              29,565            29,565              48,551
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                32,679             32,679              52,406              30,099            30,099              48,267
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                33,604             33,604              52,654              30,625            30,625              47,986
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                34,556             34,556              52,935              31,143            31,143              47,707
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                35,535             35,535              53,250              31,652            31,652              47,431
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                36,544             36,544              53,602              32,150            32,150              47,158
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                37,581             37,581              53,995              32,634            32,634              46,887
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                38,649             38,649              54,436              33,099            33,099              46,619
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                39,749             39,749              54,930              33,542            33,542              46,353
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                40,880             40,880              55,478              33,963            33,963              46,091
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                47,053             47,053              58,955              35,770            35,770              44,817
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                54,453             54,453              63,923              37,154            37,154              43,615
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                63,519             63,519              70,515              38,275            38,275              42,491
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $55,346               55                 Male           Single Life            12%              No Usage
                                                                                                     (10.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $26,979             $24,479             $57,993            $26,866            $24,366            $57,750
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,118             26,743              60,796              28,862            26,487              60,261
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,428             29,178              63,766              30,995            28,745              62,887
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 33,925             31,925              66,914              33,275            31,275              65,632
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 36,622             34,872              70,253              35,708            33,958              68,501
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 39,536             38,036              73,800              38,304            36,804              71,499
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 42,685             41,435              77,568              41,070            39,820              74,634
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 46,086             45,086              81,579              44,013            43,013              77,910
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 49,761             49,011              85,855              47,141            46,391              81,333
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                53,732             53,732              90,416              50,461            50,461              84,911
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                58,548             58,548              96,147              54,473            54,473              89,454
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                63,798             63,798              102,309             58,769            58,769              94,244
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                69,522             69,522              108,933             63,371            63,371              99,296
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                75,764             75,764              116,061             68,297            68,297             104,622
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                82,599             82,599              123,775             73,566            73,566             110,238
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                90,050             90,050              132,084             79,217            79,217             116,194
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                98,173             98,173              141,051             85,252            85,252             122,485
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               107,029             107,029             150,747             91,673            91,673             129,119
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               116,684             116,684             161,250             98,494            98,494             136,113
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               127,210             127,210             172,637            105,731            105,731            143,488
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               195,915             195,915             245,472            149,134            149,134            186,858
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               301,728             301,728             354,198            207,419            207,419            243,488
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               464,689             464,689             515,870            286,081            286,081            317,590
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $62,362               55                Female          Single Life             0%              No Usage
                                                                                                     (-1.23% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,124             $21,624             $58,401            $23,997            $21,497            $58,094
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,277             20,902              54,698              23,029            20,654              54,115
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,459             20,209              51,234              22,096            19,846              50,406
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,669             19,669              47,991              21,198            19,198              46,948
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 20,905             19,155              44,955              20,333            18,583              43,726
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,167             18,667              42,115              19,500            18,000              40,721
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,455             18,205              39,463              18,695            17,445              37,921
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 18,766             17,766              36,988              17,915            16,915              35,311
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,101             17,351              34,684              17,159            16,409              32,879
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,458             17,458              32,538              16,424            16,424              30,611
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                16,948             16,948              30,738              15,815            15,815              28,685
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,451             16,451              29,049              15,221            15,221              26,877
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                15,968             15,968              27,460              14,643            14,643              25,182
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                15,498             15,498              25,965              14,071            14,071              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,041             15,041              25,000              13,484            13,484              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                14,597             14,597              25,000              12,875            12,875              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,165             14,165              25,000              12,237            12,237              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                13,745             13,745              25,000              11,559            11,559              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                13,337             13,337              25,000              10,830            10,830              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                12,940             12,940              25,000              10,035            10,035              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                11,112             11,112              25,000              4,462              4,462              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                9,523               9,523              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                8,141               8,141              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $62,362               55                Female          Single Life             6%              No Usage
                                                                                                     (4.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,572             $23,072             $61,907            $25,438            $22,938            $61,581
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,157             23,782              61,467              25,879            23,504              60,812
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 26,757             24,507              61,040              26,325            24,075              60,053
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,371             25,371              60,621              26,777            24,777              59,305
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,000             26,250              60,213              27,235            25,485              58,567
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 28,644             27,144              59,818              27,697            26,197              57,840
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 29,304             28,054              59,441              28,161            26,911              57,122
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 29,980             28,980              59,090              28,622            27,622              56,415
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 30,671             29,921              58,771              29,078            28,328              55,718
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                31,380             31,380              58,485              29,526            29,526              55,029
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                32,315             32,315              58,612              30,162            30,162              54,707
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                33,280             33,280              58,765              30,800            30,800              54,387
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                34,273             34,273              58,941              31,441            31,441              54,070
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                35,298             35,298              59,136              32,087            32,087              53,756
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                36,354             36,354              59,350              32,737            32,737              53,445
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                37,443             37,443              59,588              33,389            33,389              53,137
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                38,565             38,565              59,858              34,038            34,038              52,832
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                39,721             39,721              60,169              34,679            34,679              52,530
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                40,914             40,914              60,530              35,304            35,304              52,231
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                42,142             42,142              60,945              35,912            35,912              51,935
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                48,878             48,878              63,820              38,674            38,674              50,496
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                57,287             57,287              68,747              40,942            40,942              49,132
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                67,339             67,339              75,269              42,812            42,812              47,854
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $62,362               55                Female          Single Life            12%              No Usage
                                                                                                     (10.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $27,020             $24,520             $65,413            $26,878            $24,378            $65,069
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,206             26,831              68,631              28,895            26,520              67,899
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,571             29,321              72,022              31,061            28,811              70,858
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,131             32,131              75,591              33,390            31,390              73,950
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 36,900             35,150              79,350              35,892            34,142              77,183
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 39,896             38,396              83,315              38,578            37,078              80,562
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 43,139             41,889              87,504              41,457            40,207              84,093
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 46,647             45,647              91,943              44,538            43,538              87,784
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 50,444             49,694              96,658              47,826            47,076              91,642
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                54,688             54,688              101,927             51,333            51,333              95,673
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                59,680             59,680              108,244             55,571            55,571             100,792
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                65,130             65,130              115,007             60,136            60,136             106,189
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                71,081             71,081              122,241             65,056            65,056             111,879
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                77,589             77,589              129,988             70,362            70,362             117,879
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                84,716             84,716              138,304             76,085            76,085             124,214
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                92,497             92,497              147,205             82,273            82,273             130,934
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               100,993             100,993             156,756             88,921            88,921             138,019
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               110,270             110,270             167,033             96,045            96,045             145,487
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               120,398             120,398             178,123            103,661            103,661            153,361
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               131,457             131,457             190,109            111,786            111,786            161,662
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               203,987             203,987             266,343            161,179            161,179            210,449
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               316,535             316,535             379,858            228,395            228,395            274,085
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               491,180             491,180             549,029            319,619            319,619            357,262
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $75,420               55                Female           Joint Life             0%              No Usage
                                                55                 Male                              (-1.23% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $24,218             $21,718             $70,259            $24,218            $21,718            $70,259
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 23,455             21,080              65,448              23,455            21,080              65,448
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 22,709             20,459              60,964              22,709            20,459              60,964
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 21,980             19,980              56,785              21,980            19,980              56,785
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 21,268             19,518              52,890              21,268            19,518              52,890
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 20,571             19,071              49,259              20,571            19,071              49,259
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 19,890             18,640              45,876              19,890            18,640              45,876
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 19,222             18,222              42,723              19,222            18,222              42,723
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 18,569             17,819              39,789              18,567            17,817              39,784
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                17,938             17,938              37,073              17,924            17,924              37,046
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                17,440             17,440              34,787              17,406            17,406              34,719
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                16,955             16,955              32,660              16,892            16,892              32,537
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                16,483             16,483              30,681              16,381            16,381              30,491
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                16,024             16,024              28,838              15,875            15,875              28,571
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                15,576             15,576              27,124              15,373            15,373              26,771
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                15,140             15,140              25,530              14,875            14,875              25,083
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                14,715             14,715              25,000              14,371            14,371              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                14,301             14,301              25,000              13,847            13,847              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                13,898             13,898              25,000              13,292            13,292              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                13,506             13,506              25,000              12,697            12,697              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                11,693             11,693              25,000              8,596              8,596              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                10,104             10,104              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                8,712               8,712              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $75,420               55                Female           Joint Life             6%              No Usage
                                                55                 Male                              (4.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $25,672             $23,172             $74,477            $25,672            $23,172            $74,477
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 26,357             23,982              73,547              26,357            23,982              73,547
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 27,055             24,805              72,632              27,055            24,805              72,632
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 27,765             25,765              71,729              27,765            25,765              71,729
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 28,486             26,736              70,840              28,486            26,736              70,840
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 29,218             27,718              69,963              29,218            27,718              69,963
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 29,959             28,709              69,100              29,959            28,709              69,100
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 30,707             29,707              68,248              30,707            29,707              68,248
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 31,463             30,713              67,417              31,460            30,710              67,409
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                32,240             32,240              66,632              32,215            32,215              66,582
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                33,251             33,251              66,325              33,187            33,187              66,196
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                34,296             34,296              66,062              34,167            34,167              65,814
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                35,375             35,375              65,843              35,156            35,156              65,436
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                36,488             36,488              65,669              36,150            36,150              65,062
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                37,637             37,637              65,543              37,148            37,148              64,691
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                38,824             38,824              65,468              38,146            38,146              64,324
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17                40,048             40,048              65,449              39,138            39,138              63,961
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18                41,313             41,313              65,495              40,119            40,119              63,601
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19                42,618             42,618              65,612              41,081            41,081              63,245
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20                43,966             43,966              65,806              42,019            42,019              62,892
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25                51,386             51,386              67,990              46,237            46,237              61,177
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30                60,842             60,842              73,207              49,493            49,493              59,553
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35                72,068             72,068              80,546              52,449            52,449              58,620
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

----------------------------------------------------------------------------------------------------------------------------------------

                                              AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                            Modified Single Premium Variable Life Insurance
----------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------
                                                       Illustration Assumptions:
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
 Initial Premium    Initial Face Amount    Issue Age(s)        Male/Female        Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                   Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------

     $25,000              $75,420               55                Female           Joint Life            12%              No Usage
                                                55                 Male                              (10.77% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- ------------------
------------------- ----------------------------------------------------------- --------------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges
                    ----------------------------------------------------------- --------------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        1                $27,126             $24,626             $78,695            $27,126            $24,626            $78,695
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        2                 29,429             27,054              82,119              29,429            27,054              82,119
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        3                 31,923             29,673              85,699              31,923            29,673              85,699
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        4                 34,621             32,621              89,442              34,621            32,621              89,442
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        5                 37,540             35,790              93,354              37,540            35,790              93,354
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        6                 40,695             39,195              97,445              40,695            39,195              97,445
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        7                 44,102             42,852              101,720             44,102            42,852             101,720
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        8                 47,777             46,777              106,189             47,777            46,777             106,189
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        9                 51,744             50,994              110,873             51,738            50,988             110,860
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        10                56,184             56,184              116,119             56,142            56,142             116,032
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        11                61,405             61,405              122,482             61,285            61,285             122,243
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        12                67,115             67,115              129,278             66,863            66,863             128,793
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        13                73,359             73,359              136,543             72,905            72,905             135,699
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        14                80,209             80,209              144,357             79,465            79,465             143,018
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        15                87,708             87,708              152,739             86,568            86,568             150,753
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        16                95,909             95,909              161,730             94,234            94,234             158,906
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        17               104,876             104,876             171,394            102,493            102,493            167,500
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        18               114,681             114,681             181,808            111,370            111,370            176,559
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        19               125,404             125,404             193,062            120,888            120,888            186,110
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        20               137,128             137,128             205,248            131,069            131,069            196,177
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        25               214,395             214,395             283,671            192,979            192,979            255,335
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        30               335,197             335,197             403,323            276,325            276,325            332,486
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------
        35               524,066             524,066             585,718            387,740            387,740            433,353
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ -------------------

THE  HYPOTHETICAL  INVESTMENT  RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS  PROSPECTUS ARE FOR  ILLUSTRATIVE  PURPOSES ONLY AND ARE NOT A
REPRESENTATION  OF PAST OR FUTURE  INVESTMENT  RESULTS.  ACTUAL  INVESTMENT  RESULTS WILL DEPEND ON INVESTMENT  ALLOCATIONS MADE BY THE
POLICY  OWNER AND MAY BE MORE OR LESS THAN  THOSE  SHOWN.  THE  DEATH  BENEFIT,  ACCOUNT  VALUE  AND CASH  VALUE FOR A POLICY  WOULD BE
DIFFERENT FROM THOSE SHOWN IF ACTUAL  INVESTMENT  RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A
PERIOD OF POLICY  YEARS.  THE DEATH  BENEFIT,  ACCOUNT  VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY  DEPENDING ON THE  INVESTMENT
ALLOCATIONS  MADE TO THE  SUB-ACCOUNTS  AND THE  RATES  OF  RETURN  OF THE  SUB-ACCOUNTS.  NO  REPRESENTATION  CAN BE  MADE  THAT  THIS
HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.